UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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THE CENTRAL EUROPE, RUSSIA AND

TURKEY FUND, INC.

THE EUROPEAN EQUITY FUND, INC.

THE NEW GERMANY FUND, INC.

(Name of Registrant as Specified In Its Charter)

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THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

THE EUROPEAN EQUITY FUND, INC.

THE NEW GERMANY FUND, INC.

345 Park Avenue

New York, New York 10154

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

June 27, 2017

To the stockholders of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.:

Notice is hereby given that the joint Annual Meeting of Stockholders (the “Meeting”) of The Central Europe, Russia and Turkey Fund, Inc. (“CEE”), The European Equity Fund, Inc. (“EEA”) and The New Germany Fund, Inc. (“GF”), each a Maryland corporation (each a “Fund,” and collectively, the “Funds”), will be held at 10:00 a.m., New York time, on Tuesday, June 27, 2017 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 for the following purposes:

1. To elect Directors of each Fund as outlined below:

(A) For CEE only, to elect five (5) Directors of the Fund, each to serve until the expiration of his applicable term and until his successor is elected and qualifies.

(B) For EEA and GF only, to elect four (4) Directors of the Fund, each to serve until the expiration of his applicable term and until his successor is elected and qualifies.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending October 31, 2017 for CEE and for the fiscal year ending December 31, 2017 for EEA and GF.

3. For CEE only, to approve a proposal to change the investment objective of the Fund from “seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey” to “seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in “Central and Eastern Europe” and to make a corresponding change to a related fundamental policy that currently requires the Fund, under normal circumstances, to invest at least 80% of its net assets in the securities of issuers domiciled in Central Europe, Russia and Turkey. The effectiveness of these changes is conditioned on stockholder approval of Proposal No. 4.

4. For CEE only, to approve a proposal to change the Fund’s fundamental investment policy that “the Fund may not invest 25% or more of its total assets in the securities of issuers in any one industry” to “the Fund may not invest 25% or more of its total assets in the securities of issuers in any one industry, except that the Fund will concentrate its investments in the energy sector.” The effectiveness of this change is conditioned on stockholder approval of Proposal No. 3.

5. For EEA only, to approve a proposal to change the investment objective of the Fund from seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union” to seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Europe;” and to make a corresponding change to a related fundamental policy that currently requires the Fund, under normal circumstances, to invest at least 80% of its net assets in the securities of issuers domiciled in countries that are members of the European Union.

6. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only holders of record of Common Stock of each Fund at the close of business on May 15, 2017 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors of each Fund.

By Order of the Boards of Directors

John Millette

Secretary

Dated: May 22, 2017

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote your shares exactly as you tell us. If you simply sign the proxy card, we will vote your shares in accordance with the Board’s recommendation on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson LLC, each Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-785-7395, or contact your financial advisor.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

THE EUROPEAN EQUITY FUND, INC.

THE NEW GERMANY FUND, INC.

345 Park Avenue

New York, New York 10154

Joint Annual Meeting of Stockholders

June 27, 2017

PROXY STATEMENT

This joint Proxy Statement is furnished by the respective Boards of Directors (collectively, the “Board of Directors” or “Board”) of The Central Europe, Russia and Turkey Fund, Inc. (“CEE”), The European Equity Fund, Inc. (“EEA”) and The New Germany Fund, Inc. (“GF”), each a Maryland corporation (each, a “Fund” and collectively, the “Funds”), in connection with the solicitation of proxies for use at the joint Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m., New York time, on Tuesday, June 27 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Joint Annual Meeting of Stockholders.

The Meeting is being held to consider and to vote on the following proposals for the Funds, as indicated below and as described more fully herein, and such other matters as may properly come before the meeting:

Proposal No. 1 (All Funds)	To elect Directors of each Fund.
Proposal No. 2 (All Funds)

To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, independent registered public accounting firm, as independent auditors for each Fund’s current fiscal year.

Proposal No. 3 (CEE only)	To approve a proposed change to the investment objective and related fundamental policy of the Fund.
Proposal No. 4 (CEE only)	To approve a proposed change to the Fund’s fundamental investment policy relating to concentration.
Proposal No. 5 (EEA only)	To approve a proposed change to the investment objective and related fundamental policy of the Fund.

If the accompanying Proxy Card for your Fund is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of five (5) directors of CEE and four (4) directors of each of EEA and GF nominated by the Board (“Proposal No. 1”), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for each Fund (“Proposal No. 2”), FOR the proposed change in the investment objective and the corresponding investment policy of CEE (“Proposal No. 3”), FOR the proposed change in the fundamental investment policy of CEE to require the Fund to concentrate its investments in the energy sector (“Proposal No. 4”), and FOR the proposed change in the investment objective and the corresponding fundamental investment policy of EEA (“Proposal No. 5”). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of a Fund, by submitting a subsequently executed and dated Proxy Card or by attending the Meeting and voting in person. Stockholders do not have dissenters’ rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The close of business on May 15, 2017 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, CEE had 7,432,410.93 shares of Common Stock outstanding and entitled to vote, EEA had 8,079,599.63 shares of Common Stock outstanding and entitled to vote and GF had 15,951,988.13 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting and each fractional share will be entitled to a proportionate fractional share on each matter that comes before the Meeting. It is expected that the joint Notice of Annual Meeting, this Proxy Statement and the Proxy Card(s) will first be mailed to stockholders on or about May 26, 2017.

For each Fund, a quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. Each Fund intends to treat properly executed Proxy Cards that are marked “abstain” and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Each nominee for Director set forth in Proposal No. 1 shall be elected as a Director of the applicable Fund if such nominee receives the affirmative vote of a majority of the total number of votes entitled to be cast at the Meeting with respect to such Fund, provided a quorum for such Fund is present. Ratification of the appointment of PwC as each Fund’s independent auditor for the current fiscal year requires the affirmative vote of a majority of the votes cast at the Meeting with respect to such Fund provided a quorum for such Fund is present. Approval of the change in CEE’s investment objective and related fundamental investment policy as set forth in Proposal No. 3 and fundamental investment policy as set forth in Proposal No. 4, require approval of a majority of the Fund’s outstanding voting securities, which is defined in the Investment Company Act of 1940 Act, as amended (the “Investment Company Act”) as the lesser of (1) 67% of the Fund’s shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares (a “Majority Vote”). Proxies not voted will not be counted toward establishing a quorum. CEE intends to treat properly executed proxies that are marked “abstain” and broker non-votes as present for this purpose. Approval of the change in EEA’s investment objective and related investment policy, as set forth in Proposal No. 5, requires approval of a majority of the Fund’s outstanding voting securities, which is defined in the Investment Company Act as a Majority Vote. Proxies not voted will not be counted toward establishing a quorum. EEA intends to treat properly executed proxies that are marked “abstain” and broker non-votes as present for this purpose. A “broker non-vote” is deemed to have occurred when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Because a Majority Vote requires a proportion of shares present at the meeting or a proportion of shares outstanding, abstentions and broker non-votes will have the effect of votes “against” the Proposal. Under Maryland law, abstentions do not con-

stitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for a proposal have not been timely received, the chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the record date, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board for a proposal will be voted against adjournment of the Meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Each Fund’s charter (the “Charter”) provides that the Board of Directors be divided into three classes of directors (“Directors”) serving staggered three-year terms and until their successors are elected and qualify.

For CEE, the term of office for Directors in Class II expires at the 2017 Annual Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Three Class II nominees, Ambassador Richard R. Burt, Mr. Walter C. Dostmann and Dr. Kenneth C. Froewiss are proposed in this proxy statement for election to a three-year term of office until the Annual Meeting of Stockholders in 2020 and until their respective successors are elected and qualify. In addition to the Class II nominees proposed for election, the Nominating and Governance Committee of the Fund recommended, and all of the current members of the Board of Directors approved, the nomination of Dr. Christopher Pleister as an additional Class I nominee and Dr. Wolfgang Leoni as an additional Class III nominee. If elected, Dr. Pleister will serve until the Annual Meeting of Stockholders in 2019 and until his successor is elected and qualifies and Dr. Leoni will serve until the Annual Meeting of Stockholders in 2018 and until his successor is elected and qualifies. Mr. Richard Karl Goeltz, a Class I Director who has served on CEE’s Board of Directors since 2008, plans to retire from the Board in October 2017. Dr. Franz Wilhelm Hopp, a Class III Director who has served on CEE’s Board of Directors since 2008, also plans to retire from the Board in October 2017.

For EEA, the term of office for Directors in Class III expires at the 2017 Annual Meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Three Class III nominees, Mr. Christian H. Strenger, Dr. Wolfgang Leoni and Dr. Kenneth C. Froewiss are proposed in this proxy statement for election to a three year term of office until the Annual Meeting of Stockholders in 2020 and until their respective successors are elected and qualify. However, Mr. Strenger currently intends to retire as a Director at the end of 2018. In addition to the Class III nominees proposed for election, the Nominating and Governance Committee of the Fund recommended, and all of the current members of the Board of Directors approved, the nomination of Dr. Christopher Pleister as an additional Class II Director. If elected, Dr. Pleister will serve until the Annual Meeting of Stockholders in 2019 and until his respective successor is elected and qualifies. Dr. Franz Wilhelm Hopp and

Mr. Richard Karl Goeltz, Class III Directors who have served on EEA’s Board of Directors since 2008, are retiring from the Board of EEA and, as a result, are not proposed in this Proxy Statement for election. Mr. Detlef Bierbaum, a Class I Director who has served on EEA’s Board of Directors since 1986, plans to retire from the Board in October 2017.

For GF, the term of office for Directors in Class II expires at the 2017 Annual Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Three Class II nominees, Dr. Wilhelm Bender, Dr. Kenneth C. Froewiss and Dr. Christopher Pleister are proposed in this proxy statement for election to a three-year term of office until the Annual Meeting of Stockholders in 2020 and until their respective successors are elected and qualify. In addition to the Class II nominees proposed for election, the Nominating and Governance Committee of the Fund recommended, and all of the current members of the Board of Directors approved, the nomination of Dr. Wolfgang Leoni as an additional Class III nominee. If elected, Dr. Leoni will serve until the Annual Meeting of Stockholders in 2018 and until his successor is elected and qualifies. Mr. Richard Karl Goeltz, a Class II Director who has served on GF’s Board of Directors since 1990, is retiring from the Board of GF and, as a result, is not proposed in this Proxy Statement for election. Mr. Detlef Bierbaum, a Class I Director who has served on GF’s Board of Directors since 2008, plans to retire from the Board in October 2017. Dr. Franz Wilhelm Hopp, a Class III Director who has served on GF’s Board of Directors since 1993, also plans to retire from the Board in October 2017.

Should any vacancy occur on a Fund’s Board of Directors, the remaining Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Unless authority is withheld, it is the intention of the persons named in the accompanying Proxy Card(s) to vote the shares represented by each Proxy for the election of the nominees listed above. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, shares represented by each Proxy will be voted for any other person determined by the persons named in Proxy Card(s) in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director.

BOARD OF DIRECTORS INFORMATION

The management of the business and affairs of each Fund is overseen by the Board of Directors. Directors who are not “interested persons” of a Fund as defined in the Investment Company Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of a Fund are referred to as “Interested Directors”. Certain information concerning the Funds’ governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of each Fund’s Directors.    The Nominating and Governance Committee of the Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Nominating and Governance Committee to consider, amongst other criteria, whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and existing independent directors and will contribute to the diversity of the Board. The Nominating and Governance Committee assesses the effectiveness of this policy as part of its annual self-assessment. Additional information concerning the Nominating and Governance Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should serve or continue to serve as such, if willing. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve or continue to serve as a director of each Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with Deutsche Investment Management Americas Inc., the Funds’ administrator (the “Administrator”), Deutsche Asset Management International GmbH, the Funds’ investment adviser (the “Investment Adviser”) and other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function.    The Board is responsible for oversight of the Funds. Each Fund has engaged the Administrator and the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Administrator and the Investment Adviser and each Fund’s other service providers in the operations of each Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act and other applicable Federal and state securities and other laws, and the Fund’s Charter and Bylaws. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone at special meetings or on an informal basis at other times. The Directors also regularly meet outside the presence of any representatives of the Administrator and the Investment Adviser. As described below, the Board has established five standing committees — the Audit, Nominating and Governance, Advisory, Valuation and Executive Committees — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee other than the Executive Committee comprises only Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel from time to time, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

The duties of the Chairman of the Board of Directors (the “Chairman”) include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Directors and management. Mr. Christian Strenger, the Chairman of the Board of Directors, is an Interested Director as defined in the Investment Company Act because he is a member of the Supervisory Board of a company that is affiliated with the Administrator and the Investment Adviser and because of his ownership of shares of the ultimate parent of the Administrator and the Investment Adviser. The Directors believe that it is valuable and appropriate for Mr. Strenger to serve as Chairman and that his service benefits stockholders because of his extensive knowledge of the investment management industry, the Deutsche Bank organization and the Funds and because he is a leading corporate governance expert in Germany and internationally. In addition, the Directors note that, although Mr. Strenger is an Interested Director as defined in the Investment Company Act, he is not involved in the management of the Funds and is not an officer or director of the Administrator or the Investment Adviser. The Independent Directors are satisfied that they can act independently and effectively without having an Independent Director serve as Chairman and note that a key structural component for ensuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board. Mr. Goeltz, an Independent Director and Chairman of the Audit Committee and the Nominating and Governance Committee, serves as Lead Independent Director for each Fund and as such is available to act as liaison between the Independent Directors and management and to consult with the Chairman to the extent deemed appropriate.

Risk Oversight.    Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Administrator and the Investment Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Administrator. The Board has charged the Investment Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on a Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Administrator, the Investment Adviser, and the Funds’ other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Funds’ Chief Compliance Officer, their independent registered public accounting firm, counsel, and internal auditors for the Administrator, as appropriate, regarding risks faced by the Funds and the Administrator’s risk management programs.

Not all risks that may affect a Fund can be identified, and, therefore, controls cannot be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness. Also, some risks are simply beyond the reasonable control of the Funds or the Administrator, its affiliates or other service providers. Moreover, it is necessary to bear investment-related risks to achieve each Fund’s goals.

INFORMATION REGARDING DIRECTORS, NOMINEES AND OFFICERS

The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of each Fund, and about all officers of each Fund. All current Directors own shares of each Fund except for Dr. Pleister. Each Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended October 31, 2016 for CEE and ended December 31, 2016 for EEA and GF, and intends to elect to be subject to the Act for its 2017 fiscal year. Absent this election, Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Funds, that is not subject to German regulation or tax reporting. In light of each Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of each Fund (including those who are German residents) to invest in the Fund.

Board Members/Nominees:

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Funds(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2017(4)
Dr. Wilhelm Bender, 72	Senior Advisor of Advent International GmbH (private equity) (since 2009); Herbert Smith Freehills Germany LLP (Legal Services) (since 2016) and of IFM Investors (UK) (Australian infrastructure fund) (since 2016); and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and FrankfurtRheinMain GmbH (international marketing of the region) (since 2013). He is also an Independent Director/Member of the Board of Directors of the Joint Stock Company, “National Company” “Kazakhstan Temir Zholy” (logistics company) (since 2016). He is also a member of the Advisory Board of Deutsche Bank AG (since 1993) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993-2009), former Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (2010-2015) and Eintracht Frankfurt Fussball AG (soccer club) (2010-2015) a former member of the Supervisory Board of Lufthansa Cargo AG (air freight) (2008-2015), and former Senior Advisor of Norton Rose Fulbright LLP (legal services) (since 2010-2016).		Continuing Class I Director for CEE since 2013 Continuing Class I Director for EEA since 2013 Nominee as Class II Director for GF to serve until 2020 Annual Meeting; Class II Director since 2013	CEE: 203 EEA: 716 GF: 462

Detlef Bierbaum, 74	Consultant (since 2010). Mr. Bierbaum serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm.		Continuing Class I Director for EEA since 1986 Continuing Class I Director for GF since 2008	CEE: 3,695 EEA: 3,140 GF 3,427

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Funds(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2017(4)
Ambassador Richard R. Burt, 70	Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).	Director, UBS family of mutual funds (since 1995).	Nominee as Class II Director for CEE to serve until 2020 Annual Meeting; Class II Director since 2000 Continuing Class II Director of EEA since 2000 Continuing Class III Director for GF since 2004	CEE: 851 EEA: 1,361 GF: 3,149

Walter C. Dostmann, 61	Founder and principal, Dostmann & Partners LLC (international business advisory firm) (2000 to present); Director of 360 T Systems, Inc. (trading platform provider) (2013 to present). Formerly, Managing Director and Head of International Corporate Finance Division at Deutsche Bank Securities, Inc. (1990 to 1999); and Senior Vice President of Deutsche Bank AG, New York branch (1985 to 1990). Director and Chairman of North American Income Fund (since 1998) and CABEI Central American Fund (since 1999).		Nominee for Class II Director for CEE to serve until 2020 Annual Meeting, Class II Director since 2015 Continuing Class I Director for EEA since 2015 Continuing Class I Director for GF since 2015	CEE: 535 EEA: 1,385 GF: 775

Dr. Kenneth C. Froewiss, 71	Retired Clinical Professor of Finance, NYU Stern School of Business (1997-2014); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); formerly, Managing Director, J.P. Morgan (investment banking firm) (until 1996).	Director, Deutsche family of mutual funds (since 2001).

Nominee as Class II Director of CEE to serve until the 2020 Annual Meeting.

Nominee as Class III Director of EEA to serve until the 2020 Annual Meeting.

Nominee as Class II Director of GF to serve until the 2020 Annual Meeting.

CEE: 0 EEA: 0 GF 0

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Funds(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2017(4)
Richard Karl Goeltz, 74	Retired. Formerly Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Formerly: Director of Federal Home Loan Mortgage Corporation (financial services) and Delta Air Lines, Inc. (air transport). He is also a Trustee Emeritus of the American Academy in Berlin. Mr. Goeltz is an Honorary Fellow and member of the Court of Governors of the London School of Economics and Political Science.	Formerly: Director of Aviva plc (financial services); and The Warnaco Group, Inc. (apparel).	Continuing Class I Director for CEE since 2008 Retiring as a Class III Director of EEE at the 2017 Annual Meeting. Retiring as a Class II Director of GF at the 2017 Annual Meeting.	CEE: 450 EEA: 4,000 GF: 12,104

Dr. Franz Wilhelm Hopp, 74	Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Boards of WAVE AG (asset management), Sygnis AG (scientific research), and Meritalis AG, Vaduz Liechtenstein (wealth management) and KarstadtQuelle Pension Truest e.V. Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009). Former member of the Board of ERGO Insurance Group (1995-2004).		Continuing Class III Director for CEE since 2008 Continuing Class III for GF since 1993 Retiring as a Class III Director of EEE at the 2017 Annual Meeting.	CEE: 433 EEA: 1,511 GF 1,162

Dr. Christopher Pleister, 69	Director (nonexecutive) of Depfa Bank plc. (since 2015), Chairman of the Appeal Panel of the Single Resolution Board (Institution of the European Banking Union) since November 2016 (member since 2015). He is the former Chairman of FMSA (German financial market stabilization agency) (2011-2014) and board member 2009-2011), and former Chairman of the Supervisory Board of Deutsche Zentral-Gennossenschaftsbank Frankfurt (2000-2008), former Chairman of BVR (federal association of German cooperative banks) (2000-2008) and Director of Deutsche Gennossenschaftsbank (1990-1999).

Nominee as Class I Director for CEE to serve until 2019 Annual Meeting; Class II Director since 2016

Nominee as Class II Director for EEA to serve until 2019 Annual Meeting; Class II Director since 2016

Nominee as Class II Director for GF to serve until 2020 Annual Meeting; Class III Director since 2016

CEE: 0 EEA: 0 GF 0

Interested Directors
Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Funds(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2017(4)
Dr. Wolfgang Leoni(5), 60	Chief Executive Officer of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (from April 2013 until April 2017) and Chairman of Sal. Oppenheim Jr. & CIE. Luxembourg S.A. (since 2013). He is the former Chief Investment Officer and member of the Management Board of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (2009-2013). He is the former Managing Director/CIO of Oppenheim Kapitalanlagegesellschaft MBH, Cologne (Germany) (investment company) (2007-2009), Managing Director/CIO of Lupus Alpha Alternative Solutions GMBH Frankfurt/M (investment company) (2006). He is the former Managing Director/CIO of DEKA Investment GMBH, Frankfurt/M (investment company) (2002-2006) and Managing Director/management board member (1996-2002).

Nominee as Class III Director of CEE to serve until the 2018 Annual Meeting.

Nominee as Class III Director of EEA to serve until the 2020 Annual Meeting.

Nominee as Class III Director of GF to serve until the 2018 Annual Meeting.

CEE: 0 EEA: 0 GF 0

Christian H. Strenger(5), 73	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of Deutsche Asset Management Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.

Chairman, Continuing Class III Director for CEE since 1990

Nominee as Class III Director for EEA to serve until 2020 Annual Meeting, Class III Director since 1986

Chairman, Continuing Class I Director for GF since 1990

CEE: 723 EEA: 1,500 GF: 1,000

*

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s/Nominee’s qualifications to serve as a Director, which led (together with the Director’s/Nominee’s current and prior experience as a director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director/Nominee should serve as a Director for the Fund.

Executive Officers(6)
Name, Address & Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years or Longer	Shares of Common Stock Beneficially Owned at March 31, 2017(4)
Brian E. Binder, 45(7)	President and Chief Executive Officer	Since 2013	Managing Director(8) and Head of US Product and Fund Administration, Deutsche Asset Management (2013-present). Director and President, Deutsche AM Service Company (since 2016); Director and President, DB Investment Managers, Inc. (since 2016). Formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012).	CEE: None EEE: None GF: None

Paul H. Schubert, 54(9)(10)(13)	Chief Financial Officer and Treasurer	Since 2004	Managing Director(8), Deutsche Asset Management; and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004-2013).	CEE: None EEE: None GF: None

Caroline Pearson, 55(9)(11)	Chief Legal Officer	Since 2012	Managing Director(8), Deutsche Asset Management, Secretary, Deutsche AM Service Company; formerly Secretary, Deutsche AM Distributors, Inc. 2002-2017.	CEE: None EEE: None GF: None

Scott D. Hogan, 50(11)	Chief Compliance Officer	Since 2016	Director(8), Deutsche Asset Management (since 2013).	CEE: None EEE: None GF: None

Wayne Salit, 49(10)	Anti-Money Laundering Compliance Officer	Since 2014	Director(8), Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011).	CEE: None EEE: None GF: None

John Millette, 54(11)(12)	Secretary	Since 2006	Director(8), Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc.; and Director and Vice President, Deutsche AM Trust Company; formerly Secretary of Deutsche Investment Management Americas Inc. (2015-2017).	CEE: None EEA: None GF: None

Hepsen Uzcan(13)(14), 42	Vice President and Assistant Secretary	Since 2013	Director(8), Deutsche Asset Management (since 2014); formerly, Vice President Deutsche Asset Management (2006 to 2014).	CEE: None EEA: None GF: None

(1)	The mailing address of all directors with respect to operations of the Funds is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Directorships are for companies that file reports with the SEC.

(3)

Each current Director oversees 3 funds in the Fund Complex except Mr. Bierbaum who oversees 2 funds. The Fund Complex includes The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser. It also includes 107 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(4)

As of March 31, 2017, all Directors, Nominees for election and Executive Officers as a group (17 persons) owned 6,890 shares of CEE, 13,613 shares of EEA and 22,079 shares of GF, which for each Fund constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(5)

Indicates “Interested Person”, as defined in the Investment Company Act. If elected, Dr. Leoni will be an “interested” Director because of his affiliation with Sal. Oppenheim Jr. & CIE. Luxembourg S.A. and because of his ownership of Deutsche Bank AG shares. Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Wertpapiersparen mbH (“DWS”), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(6)

The officers of the Funds are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Mr. Binder, Mr. Hogan, Mr. Millette, Ms. Pearson, Mr. Salit, Mr. Schubert and Ms. Uzcan also serves as an officer of the other Funds in the Fund Complex.

(7)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(8)	Executive title, not a board directorship.

(9)	Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank’s deferred compensation plan.

(10)	Address: 60 Wall Street, New York, New York 10005.

(11)	Address: One Beacon Street, Boston, Massachusetts 02108.

(12)

Mr. Millette has served as Secretary since January 1, 2011. He served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Funds from January 30, 2006 to July 13, 2006.

(13)	Address: 345 Park Avenue, New York, New York, 10154

(14)	Ms. Uzcan has served as Assistant Secretary since July 22, 2013 and as Vice President since April 29, 2016.

The following table contains additional information with respect to the beneficial ownership of equity securities by each Director in each Fund and, on an aggregated basis, in any registered investment companies overseen by the Director within the same Family of Investment Companies as the Fund:

Name of Director	CEE — Dollar Range of Equity Securities in the Fund(1)	EEA — Dollar Range of Equity Securities in the Fund(1)	GF — Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1),(2)
Dr. Wilhelm Bender	$0-$10,000	$0-$10,000	$0-$10,000	$10,001-$50,000
Detlef Bierbaum	$50,001-$100,000	10,001-$50,000	$50,001-$100,000	Over $100,000
Ambassador Richard R. Burt	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Walter C. Dostmann	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Dr. Kenneth C. Froewiss	$0	$0	$0	$0
Richard Karl Goeltz	$0-$10,000	$10,001-$50,000	Over $100,000	Over $100,000
Dr. Franz Wilhelm Hopp	$0-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Dr. Wolfgang Leoni	$0	$0	$0	$0
Dr. Christopher Pleister	$0	$0	$0	$0
Christian H. Strenger	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

(1)	Valuation date is March 31, 2017.

(2)

The Family of Investment Companies consists of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds that share the same investment adviser and administrator and hold themselves out as related companies.

The Board of Directors currently has five standing committees including an audit committee (the “Audit Committee”), an advisory committee (the “Advisory Committee”), an executive committee (the “Executive Committee”), a nominating and governance committee (the “Nominating Committee”) and a valuation committee (the “Valuation Committee”). As neither Fund has employees, the Board of Directors has not established a compensation committee.

The Audit Committee, currently comprising Ambassador Burt, Messrs. Dostmann, Goeltz (Chair) and Pleister, operates pursuant to a written charter which is available on the Funds’ website, deutschefunds.com/EN/docs/products/Germany-Funds-Audit-Committee-Charter.pdf. The Audit Committee’s organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that Messrs. Dostmann and Goeltz meet the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the Board has determined that Messrs. Dostmann and Goeltz meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. Messrs. Dostmann and Goeltz are not auditors or accountants, do not perform “field work” and are not full-time employees. The SEC has stated: (i) that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert; and (ii) that the designation or identification of a person as an audit committee financial expert does not: (A) impose on such person any duties, obligations, or liabilities that are greater than those imposed on such persons as members of the audit committee or board of directors in the absence of such designation or identification; or (B) affect the duties, obligations, or liability of any other member of the audit committee or the board of directors. The Audit Committee met four times during each Fund’s fiscal year ending in 2016.

The Advisory Committee, currently comprising Messrs. Bierbaum, Dostmann (Chair), Goeltz and Pleister, makes recommendations to the full Board with respect to the Administration Agreement between each Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between each Fund and Deutsche Asset Management International GmbH. The Advisory Committee met two times during each Fund’s past fiscal year.

The Executive Committee, currently comprising Ambassador Burt and Messrs. Goeltz and Strenger, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. The Executive Committee did not meet during each Fund’s past fiscal year.

The Valuation Committee, currently comprising Messrs. Dostmann (Chair) and Bender, reviews each Fund’s valuation procedures and makes recommendations with respect thereto and, to the extent required by such procedures, determines the fair value of the Fund’s securities or other assets. The Valuation Committee met one time during each Fund’s past fiscal year.

The Nominating and Governance Committee, currently comprising Ambassador Burt (Deputy Chair), Messrs. Goeltz (Chair) and Pleister, operates pursuant to a written charter which is available on the Funds’ website, deutschefunds.com/EN/docs/products/Germany-Master-Nominating-Committee-Charter.pdf. The Board has determined that each of the members of the Nominating and Governance Committee is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act. Generally, the Nominating and Governance Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board, and also advises the Board regarding governance matters generally and confirms that the Board and Audit Committee undertake annual self-evaluations. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund’s Bylaws. The relevant portions of each Fund’s Bylaws describing these requirements are included as Annex A. The Nominating and Governance Committee may also take into account additional factors listed in the Nominating and Governance Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director”. When assessing a candidate for nomination, the Nominating and Governance Committee considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, each Fund’s Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter, which is available on the Funds’ website at the website address noted above. A stockholder or group of stockholders seeking to submit a nominee candidate for any Fund (i) must have beneficially owned at least 1% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the relevant Fund’s Bylaws. Generally, this notice must be received not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s Bylaws. The relevant portions describing these requirements also are included as Annex A. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee met two times during each Fund’s past fiscal year.

In accordance with its charter, the Nominating and Governance Committee reviews each Director’s affiliations and relationships for purposes of determining whether or not the Director qualifies as an “independent director”. The Nominating and Governance Committee also considers each Director’s independence more generally, as well as various governance “best practices”, including the suggestion of a non-U.S. corporate governance code that a board of directors should state its reasons if it determines that a director is independent notwithstanding that the director has served for more than nine years from the date of his first election.

The Nominating and Governance Committee has concluded that each Director other than the Chairman of the Board is an “independent director”, and that it was satisfied that: (i) those independent Directors who have served for more than nine years continue to be independent in character and judgment; (ii) the experience of such Directors with each Fund permits them to make extremely valuable contributions to the functioning of the Board; and (iii) the views of such Directors are not “entrenched” as a result of the length of service to the Funds. The Nominating and Governance Committee based its conclusion, in part, on its observation that such Directors regularly demonstrate their independence by their questioning and challenging of management at and between Board meetings. The Nominating and Governance Committee also noted that none of the Directors or nominees for Director currently serves on the board of more than three registered investment companies advised by the investment adviser. The Nominating and Governance Committee also believes that the receipt of compensation for service as a Director does not adversely affect the independence of any Director’s character and judgment and notes that fund industry “best practices” encourage service on multiple boards.

All members on each of the five committees of the Board are not “interested persons” as the term is defined in the Investment Company Act, with the exception of Mr. Strenger, who is a member of the Executive Committee.

During each Fund’s past fiscal year, the Board of Directors had four regular meetings. Each incumbent Director who served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board and of the respective Committees on which they served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2016 Annual Meeting of Stockholders. Dr. Pleister attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which he served since his appointment as a Director effective October 21, 2016.

To communicate with the Board of Directors or an individual Director of a Fund, a stockholder must send a written communication to the Fund’s Secretary at One Beacon Street, Boston, MA 02108 (c/o the relevant Fund), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

Each Fund pays each of its Directors who is not an interested person of the Fund, of the Investment Adviser or of the Administrator an annual fee of $6,667 plus $917 for each Board meeting and $750 for each Committee meeting attended ($500 for attendance at Advisory Committee meetings for Directors who are not members of the Committee). Each Fund reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The Chairman of the Audit Committee receives an additional $1,000 annual retainer per Fund. None of the Funds provides compensation in the form of pension or other retirement benefits to any of the Directors. Currently, the Funds, together with 107 other open- and closed-end funds advised by wholly owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC.

The following table sets forth (a) the aggregate compensation from each Fund for the fiscal year ended October 31, 2016 for CEE and December 31, 2016 for EEA and GF, and (b) the total compensation from the Fund Complex for the 2016 calendar year, (i) for each Director who is not an interested person of the Funds, and (ii) for all such Directors as a group.

Name of Director	CEE — Aggregate Compensation from Fund	EEA — Aggregate Compensation from Fund	GF — Aggregate Compensation from Fund	Total Compensation from Fund Complex
Dr. Wilhelm Bender	$11,077	$4,959	$16,771	$32,808
Detlef Bierbaum	$10,916	$4,919	$16,621	$32,456
Ambassador Richard R. Burt	$12,409	$6,002	$20,219	$38,629
Walter Dostmann	$10,572	$5,725	$19,322	$35,618
Dr. Kenneth C. Froewiss	$0	$0	$0	$0
Richard Karl Goeltz	$15,257	$6,525	$21,994	$43,775
Dr. Franz Wilhelm Hopp	$11,077	$4,959	$16,771	$32,808
Dr. Wolfgang Leoni	$0	$0	$0	$0
Dr. Christopher Pleister(1)	$0	$1,136	$3,886	$5,022

Total	$71,308	$34,225	$115,584	$221,117

(1)	Dr. Pleister became a Director of each Fund on October 21, 2016.

No compensation is paid by a Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

Required Vote.    Provided a quorum has been established, for each Fund the affirmative vote of a majority of the votes entitled to be cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as a vote against a Director.

PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors for CEE for the fiscal year ending October 31, 2017 and for EEA and GF for the fiscal year ending December 31, 2017. A majority of the members of the Board of Directors, including a majority of the members of the Board of Directors who are not “interested” Directors (as defined in the Investment Company Act) of each Fund, have ratified the appointment of PwC as the Fund’s independent auditors for that fiscal year. PwC, or a predecessor firm, has served as the independent auditors for each Fund since inception.

Neither the Charter nor Bylaws of any Fund requires that the stockholders ratify the appointment of PwC as the Fund’s independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of a Fund and its stockholders. It is intended that the persons named in the accompanying Proxy Card(s) will vote for PwC. A representative of PwC will be present at the Meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning each Fund’s financial statements.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

Required Vote.    Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for each Fund for its 2017 fiscal year. For purposes of Proposal No. 2, abstentions and broker non-votes will have no effect on the result of the vote.

INFORMATION WITH RESPECT TO THE FUNDS’ INDEPENDENT AUDITORS

The following tables show fees paid to PwC by each Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund’s Investment Adviser and Administrator and certain entities controlling, controlled by, or under common control with the Investment Adviser and Administrator that provide ongoing services to the Fund (collectively, the “Adviser Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each board reviews, at least annually, whether PwC’s receipt of non-audit fees from each Fund, each Fund’s Investment Adviser, each Fund’s Administrator and all Adviser Entities is compatible with maintaining PwC’s independence.

The Central Europe, Russia and Turkey Fund, Inc.:

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fiscal Year	Fund	Fund	Adviser Entities	Fund	Adviser Entities	Fund	Adviser Entities
2016	$74,100	$0	$0	$5,348	$0	$0	$0
2015	$79,100	$0	$0	$5,137	$0	$0	$0

The European Equity Fund, Inc.:

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fiscal Year	Fund	Fund	Adviser Entities	Fund	Adviser Entities	Fund	Adviser Entities
2016	$61,100	$0	$0	$5,395	$0	$0	$0
2015	$66,100	$0	$0	$5,137	$0	$0	$0

The New Germany Fund, Inc.:

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fiscal Year	Fund	Fund	Adviser Entities	Fund	Adviser Entities	Fund	Adviser Entities
2016	$65,000	$0	$0	$5,395	$0	$0	$0
2015	$70,000	$0	$0	$5,137	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” are the aggregate fees billed for services associated with foreign tax filings.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees” and “Tax Fees”.

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must pre-approve (i) all services to be performed for each Fund by the Fund’s independent auditors and (ii) all non-audit services to be performed by each Fund’s independent auditors for the Fund’s Investment Adviser or any Adviser Entities with respect to operations and financial reporting of the Fund, and all of the engagements reflected in the table above were pre-approved by the Audit Committee. Any member of the Audit Committee may pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to each Fund and all non-audit services to the Adviser Entities that relate directly to the Fund’s operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee.

All Non-Audit Fees.    The tables below show the aggregate non-audit fees billed by PwC for services rendered to each Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for each Fund.

The Central Europe, Russia and Turkey Fund, Inc.:

Fiscal Year	Aggregate Non-Audit Fees
2016	$5,348
2015	$5,137

The European Equity Fund, Inc.

Fiscal Year	Aggregate Non-Audit Fees
2016	$5,395
2015	$5,137

The New Germany Fund, Inc.:

Fiscal Year	Aggregate Non-Audit Fees
2016	$5,395
2015	$5,137

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated September 30, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect the analysis of PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its September 30, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Funds, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Funds’ registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Funds’ financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected the analysis of PwC’s independence under the Loan Rule with respect to the Funds. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

AUDIT COMMITTEE REPORT

The purposes of the Audit Committee are: (1) to assist the Board of Directors in its oversight of (i) the integrity of each Fund’s financial statements; (ii) each Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and (2) to prepare this report. The Audit Committee assists the Board of Directors in its oversight of each Fund’s policies and practices with respect to accounting, financial reporting, internal control over financial reporting, independent audits, and risk management. The Audit Committee regularly discusses each Fund’s most significant risk exposures and the steps management has taken to monitor and control such exposures. Each Member of the Audit Committee is “independent,” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit Committee Charter, management of each Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of each Fund’s annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of each Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent auditors to the Funds’ investment adviser, administrator or to any entity controlling, controlled by or under common control with the Funds’ investment adviser or administrator that provides ongoing services to the Funds is compatible with maintaining the auditors’ independence. During the past fiscal year, no non-audit services that were not pre-approved by the Audit Committee were provided by the Funds’ independent auditors. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed with the auditors their independence. Each Fund’s Audit Committee also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 (Communications With Audit Committees).

The members of the Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of each Fund that the audited financial statements of each Fund be included in each Fund’s annual report to stockholders for the fiscal year ended October 31, 2016 for CEE and December 31, 2016 for EEA and GF.

Submitted by the Audit Committee

of each Fund’s Board of Directors

Richard Karl Goeltz, Chair

Richard R. Burt

Walter C. Dostmann

Christopher Pleister

PROPOSAL NO. 3:

TO APPROVE A CHANGE IN CEE’S INVESTMENT OBJECTIVE AND CORRESPONDING INVESTMENT POLICY

Current Investment Objective and Corresponding Fundamental Policy.    CEE’s current investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey. This objective is a fundamental policy that may not be changed without a Majority Vote of the stockholders of the Fund. As a matter of fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings, must be invested in the securities of issuers domiciled in Central Europe, Russia and Turkey. The Fund may also invest up to 20% of the value of its total assets in (1) equity or equity-linked securities of issuers domiciled elsewhere in Europe or (2) fixed income securities of European issuers. The Fund also has a non-fundamental policy that under normal circumstances limits investment in Turkey to no more than 40% of the Fund’s total assets.

Proposed Investment Objective and Corresponding Fundamental Policy.    The Fund’s Investment Adviser recommended, and the Board approved and recommended to stockholders for their approval, that the Fund’s current investment objective and corresponding fundamental policy be changed to the following objective and corresponding fundamental policy (no changes are proposed to the Fund’s current 20% investment policy):

“To seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe.”

“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings used for investment purposes) in securities of issuers domiciled in Central and Eastern Europe. The Fund may also invest up to 20% of the value of its total assets in (1) equity or equity-linked securities of issuers domiciled elsewhere in Europe or (2) fixed income securities of European issuers.”

As discussed below, the Board also approved a change in the Fund’s name from “The Central Europe, Russia and Turkey Fund, Inc.” to “The Central and Eastern Europe Fund, Inc.” and a change in the Fund’s benchmark to the MSCI Emerging Markets Eastern Europe Index, both of which proposed changes are subject to stockholder approval of the Proposal and of Proposal No. 4. Management recommended these changes based on its view that it would be desirable for the Fund’s investment objective to not suggest an intention to invest to a significant extent in issuers domiciled in any specific countries in its investment universe going forward and to provide increased transparency to a benchmark which is more readily available to investors (the Fund’s current benchmark, the MSCI Emerging Markets Europe Ex Greece Index, is a custom index, and its daily value is not made publicly available). This view was informed by portfolio management’s recent decision to reduce the Fund’s investments in Turkey in light of current market conditions and the view that investment conditions and opportunities in Central and Eastern Europe are expected to continue to change over time. Management believes the changes will improve the risk profile of the Fund.

No assurance can be given that the Fund will be able to achieve its objective. Although the 80% requirement applies to net assets plus borrowings used for investment purposes, the Fund may borrow money only for temporary or emergency purposes or for the clearance of trans-

actions in amounts not exceeding 10% of the value of its total assets (not including the amount borrowed).

The term “Central and Eastern Europe” includes, for this purpose, the following twenty-four countries: Albania, Austria, Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, former Yugoslav Republic of Macedonia, Germany, Hungary, Latvia, Liechtenstein, Lithuania, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Switzerland, and Ukraine.

The Fund may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. The term “Europe” includes, for this purpose, the following twenty-five countries, in addition to the Central and Eastern Europe countries listed in the preceding paragraph: Andorra, Azerbaijan, Belgium, Denmark, Finland, France, Georgia, Greece, Iceland, Ireland, Italy, Kazakhstan, Kosovo, Luxembourg, Malta, Monaco, the Netherlands, Norway, Portugal, San Marino, Spain, Sweden, Turkey, the United Kingdom, and Vatican City. (The list of countries in Europe includes the following transcontinental countries that are geographically in both Asia and Europe: Azerbaijan, Georgia, Kazakhstan, Russia and Turkey.) Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central and Eastern Europe or Europe shall also be deemed to be included within the terms “Central and Eastern Europe” or “Europe,” respectively.

An issuer is deemed to be “domiciled” in a country or region if: (1) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (2) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by the Fund’s Investment Adviser, or (3) its equity securities are traded principally in that country or region.

The Board has adopted a non-fundamental policy, which may be changed at any time without stockholder approval, that currently permits the Fund to invest up to the following percentages of the value of the Fund’s total assets in equity or equity-linked securities of issuers domiciled in the following countries: Russia, 75%; Poland, 65%; Hungary, 50%; Czech Republic, 30%; Turkey, 40%; and any single other country, 15%. Subject to stockholder approval of the Proposal, the Board has adopted a non-fundamental policy, which may be changed at any time without stockholder approval, that would permit the Fund to invest up to 80% of the value of the Fund’s total assets in equity or equity-linked securities of issuers domiciled in Russia, and also removed the non-fundamental policy permitting investments of up to 40% of the Fund’s total assets in equity or equity-linked securities of issuers domiciled in Turkey (as a result such investments will be subject to the 15% limit applicable to any country other than Russia, Poland, Hungary and the Czech Republic).

Effect of Adoption of the Proposal.    As noted above, the Board has approved, subject to stockholder approval, elimination of the Fund’s current non-fundamental policy permitting the Fund, under normal market conditions, to invest no more than 40% of the value of its total assets in equity or equity-linked securities of issuers domiciled in Turkey, which had a weighting of 15.18% in the Fund’s current benchmark, the MSCI Emerging Markets Europe ex Greece Index, at March 31, 2017, and a weighting in the Fund’s portfolio of 9.20% as of such date. As a result, upon adoption of the Proposal by stockholders, the Fund will be subject to a non-fundamental limit of 15% of its total assets in securities of issuers domiciled in Turkey.

This reduction in the permitted investments in Turkey is expected to improve the Fund’s risk profile. The Board also approved a change in the Fund’s name from “The Central Europe, Russia, and Turkey Fund, Inc.” to “The Central and Eastern Europe Fund, Inc.” and a change in the Fund’s benchmark to the MSCI Emerging Markets Eastern Europe Index, both of which proposed changes are subject to stockholder approval of the Proposal and of Proposal No. 4. At March 31, 2017, the MSCI Emerging Markets Eastern Europe Index had the following country weightings: Russia (69.47%), Poland (22.09%), Hungary (5.12%) and Czech Republic (3.31%). The effectiveness of Proposal No. 3 is conditioned on stockholder approval of Proposal No. 4.

As a consequence of approving the proposed changes to the Fund’s investment objective and related fundamental policies, the Fund would no longer be permitted to invest up to 40% of its assets in issuers domiciled in Turkey, which has a relatively large liquid securities market. However, the Fund would be able to invest up to 20% of its assets in equity or equity-linked securities of issuers domiciled in Turkey and other countries that are not in Central or Eastern Europe, subject to a non-fundamental limit of 15% of the Fund’s total assets in securities of issuers domiciled in any single country other than Russia, Poland, Hungary and the Czech Republic.

Recommendation.    The Board recommends a vote FOR the Proposal.

Required Vote.    A Majority Vote of the Fund’s stockholders entitled to vote is required to approve the amendment to the Fund’s investment objective.

PROPOSAL NO. 4:

TO APPROVE A CHANGE IN CEE’S INVESTMENT POLICY RELATING TO CONCENTRATION

Under the Investment Company Act, all funds must have a fundamental policy regarding concentration of investments in the securities of companies in a particular industry. While the Investment Company Act does not define concentration, the SEC currently takes the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. Accordingly, a fund stating an intention to concentrate in a particular industry would be expected to invest more than 25% of its assets in the securities of issuers in that industry unless adverse economic conditions temporarily reduce the value of its assets so invested. Conversely, a fund electing not to concentrate its investments would be considered to be bound by its policy not to invest more than 25% of its assets in any one industry. A fund that invests primarily in a particular industry could experience greater volatility than funds investing in a broader range of industries. As noted, under the Investment Company Act a fund is required to make the policy regarding concentration fundamental, which means that it is only changeable by a vote of the investment company’s shareholders.

Current Fundamental Policy Relating to Concentration.    The Fund’s current policy relating to concentration provides that “the Fund may not invest 25% or more of its total assets in the securities of issuers in any one industry.”

Proposed Fundamental Policy Relating to Concentration.    The Fund’s Investment Adviser recommended, and the Board approved and recommended to stockholders for their approval, that the Fund’s current policy relating to concentration be changed to require that “the Fund may not invest 25% or more of its total assets in the securities of issuers in any one industry, except that the Fund will concentrate its investments in the energy sector”.

Management recommended this change based on the Board’s approval of a change in the Fund’s benchmark to the MSCI Emerging Markets Eastern Europe Index, which is subject to stockholder approval of Proposal No. 3 and of Proposal No. 4. At March 31, 2017, the largest sector weight in the MSCI Emerging Markets Eastern Europe Index was energy (41.83%). Because the benchmark is heavily weighted to the energy sector, management believes it would be appropriate for the Fund to concentrate in that sector.

Effect of Adoption of the Proposal.    Under the proposed policy relating to concentration, the Fund would be required to invest more than 25% of its total assets in the securities of issuers in the energy sector. The effectiveness of Proposal No. 4 is conditioned on stockholder approval of Proposal No. 3.

As noted above, a fund that concentrates its investments in one industry may experience greater volatility than a fund that invests in a broader range of industries. Thus, by concentrating its assets in the energy sector, the Fund’s share price may become more volatile. Any market price movements (e.g., changes in the price of oil or natural gas), regulatory or technological changes or economic conditions affecting the energy sector may have a significant impact on the Fund’s performance.

Recommendation.    The Board recommends a vote FOR the Proposal.

Required Vote.    A Majority Vote of the Fund’s stockholders entitled to vote is required to approve the amendment to the Fund’s investment policy.

PROPOSAL NO. 5:

TO APPROVE A CHANGE IN EEA’s INVESTMENT OBJECTIVE

AND CORRESPONDING INVESTMENT POLICY

Current Investment Objective and Corresponding Fundamental Policy.    EEA’s current investment objective is to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union. This objective is a fundamental policy that may not be changed without a Majority Vote of the stockholders of the Fund. As a matter of fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings, must be invested in the securities of issuers domiciled in countries that are members of the European Union. The Fund may also invest up to 20% of the value of its total assets in equity or equity-linked securities of issuers domiciled elsewhere in Europe.

Proposed Investment Objective and Corresponding Fundamental Policy.    Following the June 23, 2016 referendum vote in the United Kingdom to leave the European Union, and the Government of the United Kingdom’s triggering of the two-year process to exit the European Union on March 29, 2017, and in light of the potential for countries that are current or former members of the European Union to split up, the Fund’s Investment Adviser recommended, and the Board approved and recommended to stockholders for their approval, that the Fund’s current investment objective and corresponding fundamental policy be changed to the following objective and corresponding fundamental policy:

“to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Europe.”

“Under normal circumstances, at least 80% of the Fund’s net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in Europe.”

No assurance can be given that the Fund will be able to achieve its objective. Although the 80% requirement applies to net assets plus borrowings used for investment purposes, the Fund may borrow money only for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of its total assets (not including the amount borrowed).

The following twenty-eight countries, as of May 19, 2017, are members of the European Union: Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom. In addition to the European Union countries, the term “Europe,” for this purpose, includes the following twenty-one countries: Albania, Andorra, Azerbaijan, Belarus, Bosnia and Herzegovina, Georgia, Kazakhstan, Kosovo, Liechtenstein, former Yugoslav Republic of Macedonia, Moldova, Monaco, Montenegro, Norway, Russia, San Marino, Serbia, Switzerland, Turkey, Ukraine and Vatican City. (The list of countries in Europe includes the following transcontinental countries that are geographically in both Asia and Europe: Azerbaijan, Georgia, Kazakhstan, Russia and Turkey.) Any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe shall also be deemed to be included within the term “Europe.” The Fund expects that ordinarily substantially all of its assets will be invested in securities of issuers domiciled in Europe.

An issuer is deemed to be “domiciled” in a country or region if: (1) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (2) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by the Fund’s Investment Adviser, or (3) its equity securities are traded principally in that country or region.

Effect of Adoption of the Proposal.    Under the Fund’s current objective and fundamental policy, once the United Kingdom (or any other member of the European Union) leaves the European Union, issuers domiciled therein would cease to be included within the Fund’s 80% fundamental investment policy. In addition, to the extent a region of an European Union country secedes from that country and does not become a member of the European Union, issuers domiciled in that new country would no longer be included in the Fund’s 80% fundamental investment policy. The Investment Adviser believes, and the Board agreed, that it is in the best interests of the Fund for it to be able to invest in all countries in Europe without regard to changes to membership of the European Union. Another result of adoption of the Proposal is that issuers domiciled in countries that have never been members of the European Union, such as Switzerland (which had a weighting of 13.76% of the Fund’s benchmark, and 12.00% of its portfolio at March 31, 2017), will become within the Fund’s 80% fundamental investment policy.

Recommendation.    The Board recommends a vote FOR the Proposal.

Required Vote.    A Majority Vote of the Fund’s stockholders entitled to vote is required to approve the amendment to the Fund’s investment objective.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 15, 2017, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of each Fund, other than as set forth below:

The Central Europe, Russia and Turkey Fund, Inc.:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
City of London Investment Group PLC(1) City of London Investment Management Company Limited 77 Gracechurch Street London, EC3V 0AS England	1,561,807 shares	21.01%
Lazard Asset Management LLC(2) 30 Rockefeller Plaza New York, New York 10112	1,274,617 shares	17.15%
Wells Fargo & Company(3) Wells Capital Management Incorporated 420 Montgomery Street San Francisco, CA 94104	712,145 shares	9.58%

(1)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 13, 2017.

(2)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 7, 2017.

(3)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on January 24, 2017.

The European Equity Fund, Inc.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
1607 Capital Partners, LLC(1) 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060	1,465,395 shares	18.14%
Karpus Management, Inc., d/b/a Karpus Investment Management(2) 183 Sully’s Trail, Pittsford, New York 14534	559,301 shares	6.92%
Wells Fargo & Company(3) Wells Capital Management Incorporated 420 Montgomery Street San Francisco, CA 94104	511,628 shares	6.33%

(1)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 13, 2017.

(2)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 14, 2017.

(3)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on January 24, 2017.

The New Germany Fund, Inc.:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
Lazard Asset Management LLC(1) 30 Rockefeller Plaza, New York, New York 10112	2,119,001 shares	13.28%
1607 Capital Partners, LLC(3) 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060	1,131,524 shares	7.09%

(1)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 10, 2017.

(2)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 13, 2017.

ADDRESS OF INVESTMENT ADVISER AND ADMINISTRATOR

The principal office of Deutsche Asset Management International GmbH, the Investment Adviser, is located at Mainzer Landstraße 11-17, D-60329 Frankfurt am Main, Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund’s administrator, is located at 345 Park Avenue, New York, New York 10154.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Based on a review of reports filed by the Funds’ Directors and executive officers, the Investment Adviser, officers and directors of the Investment Adviser, affiliated persons of the Investment Adviser and beneficial holders of 10% or more of each Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended October 31, 2016 for CEE and December 31, 2016 for EEA and GF were timely, except that Form 4s were filed late on behalf of Walter C. Dostmann for each of EEA and GF because a federal holiday interfered with broker communication of trade details in a timely manner.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in a Fund’s proxy statement for the 2018 Annual Meeting, the proposals must be received by the relevant Fund, c/o Deutsche Investment Management Americas, Inc., One Beacon Street, Boston, MA 02108, Attention: Secretary, on or before January 26, 2018.

In addition, each Fund’s Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2018 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund’s Secretary, c/o Deutsche Investment Management Americas, Inc., One Beacon Street, Boston, MA 02108, between December 27, 2017 and January 26, 2018. For additional requirements, the stockholder may refer to the Bylaws for each Fund, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

PROXY COSTS AND SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Funds. In addition to the use of mails, proxies may be solicited personally by regular employees of a Fund or the Administrator or by telephone, telegraph or Internet. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of Proxy Cards, and they will be reimbursed by the Funds for out-of-pocket expenses incurred in this connection. The Funds have also made arrangements with Georgeson LLC to assist in the solicitation of proxies, if called upon by the Funds, at estimated fees of $7,768 for CEE, $12,904 for EEA and

$11,924 for GF, plus reimbursement of normal expenses. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may call Georgeson LLC toll-free at 1-866-785-7395. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Funds may receive a telephone call from a representative of AST if their votes have not yet been received.

One Proxy Statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-437-6269 or write to the Funds at 345 Park Avenue, New York, New York 10154.

ANNUAL REPORT DELIVERY

Each Fund will furnish, without charge, a copy of its most recent annual report, which is, for the fiscal year ended October 31, 2016 for CEE and the fiscal year ended December 31, 2016 for EEA and GF, and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to the Funds, c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Funds’ web site: www.deutschefunds.com.

John Millette

Secretary

Dated: May 22, 2017

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON LLC AT 1-866-785-7395.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2017:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxy-direct.com/dws-28838

ANNEX A

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

EXCERPTS OF BY-LAWS

Article II

Section 13.    Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 13(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 13 and shall be delivered to the Secretary of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth: (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”), (A) all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and (B) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person, (A) the class and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person; (C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit, for such stockholder, Proposed Nominee or Stockholder Associated Person, of changes in the price of Company Securities or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities; and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 13(a) and any Proposed Nominee, the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder in advance of providing the notice and shall, as completed, include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market on which the Corporation’s securities are listed or traded). Such Proposed Nominee questionnaire shall, as completed, also include a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws.

(5) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 13, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 13 shall be delivered to the Secretary of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 13 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 13. Any such stockholder shall notify the Corporation of any material inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 13, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 13 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 13.

(2) Only such individuals whose nomination is made in accordance with this Section 13 shall be eligible for nomination and election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 13. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 13.

(3) For purposes of this Section 13, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission or the Staff thereof from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission and the staff thereof pursuant to the Exchange Act or the Investment Company Act.

(4) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 13 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Article III

SECTION 3.    Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 75 years of age. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any one or more of the following countries: Czech Republic, Hungary, Germany, Poland or Russia.*

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 25 years (except where a shorter period is noted) in one or more of the following occupations:

(1) senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

(2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

(3) director (or the equivalent) for one of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $25 million in combined total assets of their own,

(4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Counties or securities principally traded in one or more Specified Countries under discretionary management for others,

(5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) — (4) above,

*

Note that if stockholders do not approve proposals relating to changes to the Corporation’s investment objective and related fundamental investment policy, and fundamental concentration policy, at the Corporation’s 2017 annual meeting of stockholders, Turkey is included in this list.

(6) senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

(7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

(1) current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

(2) current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

(3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

ANNEX A

THE EUROPEAN EQUITY FUND

EXCERPTS OF BY-LAWS

Article II

SECTION 13.    Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 13(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 13 and shall be delivered to the Secretary of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth: (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”), (A) all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and (B) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iii)as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person, (A) the class and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person; (C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit, for such stockholder, Proposed Nominee or Stockholder Associated Person, of changes in the price of Company Securities or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities; and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 13(a) and any Proposed Nominee, the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder in advance of providing the notice and shall, as completed, include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market on which the Corporation’s securities are listed or traded). Such Proposed Nominee questionnaire shall, as completed, also include a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws.

(5) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 13, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 13 shall be delivered to the Secretary of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m. Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 13 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 13. Any such stockholder shall notify the Corporation of any material inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 13, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 13 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 13.

(2) Only such individuals whose nomination is made in accordance with this Section 13 shall be eligible for nomination and election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 13. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 13.

(3) For purposes of this Section 13, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission or the Staff thereof from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission and the staff thereof pursuant to the Exchange Act or the Investment Company Act.

(4) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 13 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Article III

SECTION 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 75 years of age. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any country that is in Europe. In addition to the European Union countries (currently Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom), the term Europe includes the following twenty-one additional countries: Albania, Andorra, Azerbaijan, Belarus, Bosnia and Herzegovina, Georgia, Kazakhstan, Kosovo, Liechtenstein, former Yugoslav Republic of Macedonia, Moldova, Monaco, Montenegro, Norway, Russia, San Marino, Serbia, Switzerland, Turkey, Ukraine and Vatican City. (The list of countries in Europe includes the following transcontinental countries that are geographically in both Asia and Europe: Azerbaijan, Georgia, Kazakhstan, Russia and Turkey.) Additionally, the term “Specified Country” includes any former member of the European Union and any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe, which shall also be deemed to be included with the term Europe.*

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 25 years (except where a shorter period is noted) in one or more of the following occupations:

1. senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

2. senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

3. director (or the equivalent) for one of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $25 million in combined total assets of their own,

*

Note that if stockholders do not approve a proposal relating to the Corporation’s investment objective and related fundamental investment policy at the Corporation’s 2017 annual meeting of stockholders, “Specified Country” means countries that are members of the European Union.

4. senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Countries or securities principally traded in one or more Specified Countries under discretionary management for others,

5. senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) — (4) above,

6. senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

7. current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

1. current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

2. current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

3. current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

ANNEX A

THE NEW GERMANY FUND, INC.

EXCERPTS OF BYLAWS

Article II

SECTION 13.    Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 13(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 13 and shall be delivered to the Secretary of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth: (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”), (A) all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and (B) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person, (A) the class and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person; (C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit, for such stockholder, Proposed Nominee or Stockholder Associated Person, of changes in the price of Company Securities or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities; and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 13(a) and any Proposed Nominee, the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder in advance of providing the notice and shall, as completed, include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market on which the Corporation’s securities are listed or traded). Such Proposed Nominee questionnaire shall, as completed, also include a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws.

(5) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 13, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 13 shall be delivered to the Secretary of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 13 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 13. Any such stockholder shall notify the Corporation of any material inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 13, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 13 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 13.

(2) Only such individuals whose nomination is made in accordance with this Section 13 shall be eligible for nomination and election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 13. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 13.

(3) For purposes of this Section 13, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission or the Staff thereof from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission and the staff thereof pursuant to the Exchange Act or the Investment Company Act.

(4) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 13 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Article III

SECTION 3.    Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 75 years of age. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 25 years (except where a shorter period is noted) in one or more of the following occupations:

1. senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

2. senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

3. director (or the equivalent) for one of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $25 million in combined total assets of their own,

4. senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

5. senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

6. senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of Germany or the United States, (ii) in a major supranational agency or organization of which Germany or the United States is a member, or (iii) in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

7. current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

1. current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation and (b) having direct and regular responsibilities relating to that investment vehicle,

2. current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

3. current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 345 Park Avenue New York, NY 10154 on June 27, 2017 VOTE IN PERSON Attend Stockholder Meeting 345 Park Avenue New York, NY 10154 on June 27, 2017 DO NOT TEAR DO NOT TEAR THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC. (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 27, 2017 The undersigned stockholder of The Central Europe, Russia and Turkey Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 27, 2017 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Board of Directors of the Fund. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director, “For” Proposal No. 2, “For” Proposal No. 3 and “For” Proposal No. 4 as described in the Proxy Statement, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. CEE_28838_051117

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of Directors: 01. Ambassador Richard R. Burt 02. Mr. Walter Dostmann 03. Dr. Kenneth C. Froewiss ‘ ‘ ‘ 04. Dr. Wolfgang Leoni 05. Dr. Christopher Pleister INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an ‘ ‘ ‘ independent public accounting firm, as independent auditors for the fiscal year ending October 31, 2017. 3. To approve a proposal to change the investment objective of the Fund from “seeking long-term capital appreciation ‘ ‘ ‘ through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey” to “seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in “Central and Eastern Europe” and to make a corresponding change to a related fundamental policy that currently requires the Fund, under normal circumstances, to invest at least 80% of its net assets in the securities of issuers domiciled in Central Europe, Russia and Turkey. . The effectiveness of these changes is conditioned on stockholder approval of Proposal No. 4. 4. To approve a proposal to change the Fund’s fundamental investment policy that the Fund may not invest 25% or ‘ ‘ ‘ more of its total assets in the securities of issuers in any one industry” to “the Fund may not invest 25% or more of its total assets in the securities of issuers in any one industry, except that the Fund will concentrate its investments in the energy sector. The effectiveness of this change is conditioned on stockholder approval of Proposal No. 3. 5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to Be Held on June 27, 2017. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/dws-28838 B Authorized Signatures —— This section must be completed for your vote to be counted.—— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) —— Please print date below Signature 1 —— Please keep signature within the box Signature 2 —— Please keep signature within the box // // 608999900109999999999 + + xxxxxxxxxxxxxxCEE_28838Mxxxxxxxx

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 345 Park Avenue New York, NY 10154 on June 27, 2017 VOTE IN PERSON Attend Stockholder Meeting 345 Park Avenue New York, NY 10154 on June 27, 2017 DO NOT TEAR DO NOT TEAR THE EUROPEAN EQUITY FUND, INC. (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 27, 2017 The undersigned stockholder of The European Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 27, 2017 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Board of Directors of the Fund. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director, “For” Proposal No. 2, “and “For” Proposal No. 3 as described in the Proxy Statement, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. EEA_28838_051117

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of Directors: 01. Mr. Christian H. Strenger 02. Dr. Wolfgang Leoni 03. Dr. Kenneth C. Froewiss 04. Dr. Christopher Pleister INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2017. 3. To approve a proposal to change the investment objective of the Fund from “seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union” to seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Europe;” and to make a corresponding change to a related fundamental policy that currently requires the Fund, under normal circumstances, to invest at least 80% of its net assets in the securities of issuers domiciled in countries that are members of the European Union 4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to Be Held on June 27, 2017. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/dws-28838 B Authorized Signatures —— This section must be completed for your vote to be counted.—— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) —— Please print date below Signature 1 —— Please keep signature within the box Signature 2 —— Please keep signature within the box // // 608999900109999999999 + + xxxxxxxxxxxxxxEEA_28838Mxxxxxxxx

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 345 Park Avenue New York, NY 10154 on June 27, 2017 VOTE IN PERSON Attend Stockholder Meeting 345 Park Avenue New York, NY 10154 on June 27, 2017 DO NOT TEAR DO NOT TEAR THE NEW GERMANY FUND, INC. (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 27, 2017 The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 27, 2017 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Board of Directors of the Fund. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director and “For” Proposal No. 2, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. VOTE BY INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. GF_28838_051117

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of Directors: 01. Dr. Wilhelm Bender 02. Dr. Kenneth C. Froewiss 03. Dr. Christopher Pleister 04. Dr. Wolfgang Leoni INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2017. 3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to Be Held on June 27, 2017. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/dws-28838 B Authorized Signatures —— This section must be completed for your vote to be counted.—— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) —— Please print date below Signature 1 —— Please keep signature within the box Signature 2 —— Please keep signature within the box // // 608999900109999999999 + + xxxxxxxxxxxxxxGF_28838Mxxxxxxxx